Exhibit 10.6

I.      Loan amount- 13,000,000NT.

II.    Loan period- From August 7, 1991 to August 7, 1996.

III.   Interest Payment

1. Interest will be calculated starting from August 7, 1991. The first payment will be September 7, 1991, and from then on, interest shall be paid monthly.

Repayment of principal and liquidated damages:

2. Payments shall be spread over 48 monthly installments starting at September 7, 1992. Each monthly installment should equal ____NT.

3. Interest shall be calculated at a 10% interest rate with 1.25% annual increment raise with the starting rate at 11.25%. The borrower agrees to adhere to Taiwan Cooperative Bank's interest rate changes and adjustments. Additionally, the borrower agrees to adhere to Taiwan Cooperative Bank's lender's interest rate increase schedule for automatic adjustments.

4. In the event that interest payments are not made in accordance to the above-described procedures, the interest rate will increase 10 percent if the payments are within 6 months delinquent and 20 percent if they exceed 6 months delinquency.

IV.   Processing Fee: Annual interest rate ____. _____ will be the monthly installment payment.

V.    Special Provisions

1. The borrower agrees to allocate the amount of ____ to the bank's treasury deposit account number _____ (account holder name______).

2. The monthly interest payments should be made via account transfer. They should not be made by personal checks or deposits. If a dispute occurs with a third party, the bank will not be involved with the dispute and no responsibility will be assigned to it. If the deposit account funds are insufficient to pay the monthly installment, the borrower promises to pay the amount due and either liquidated damages or the delinquent interest.

3. If the borrower fails to honor the contract by not paying the interest or installments, both the borrower and guarantor will forfeit any benefit from the loan. The unpaid amount of the loan will be paid off by the bank taking immediate action and collateral.

4. The borrower and guarantor promise to respect the each provision of the contract with the bank and hold the contract as part of the IOU.

Related Guarantor: Yao- Teh International Recreation Company, Inc.

Address: 29F., No.333, Sec. 1, Keelung Rd., Xinyi Dist., Taipei City 110,Taiwan

Related Guarantor: LO,FUN MING

Address: 29F., No.333, Sec. 1, Keelung Rd., Xinyi Dist., Taipei City 110,Taiwan

Related Guarantor: LIOU,JING REN

Address: No.7, Ln. 63, Dahushanzhuang St., Neihu Dist., Taipei City 114, Taiwan

Related Guarantor: CHEN,CUEI YUE

Address: 17樓F.-2, No.220, Anhe Rd., Zhonghe Dist., New Taipei City 235, Taiwan

August 7, 1991

I.     Loan amount- 110,000,000NT.

II.    Loan period- From August 7, 1991 to August 7, 2001.

III.   Interest Payment

1. Interest will be calculated starting from August 7, 1991. The first payment will be September 7, 1991, and from then on, interest shall be paid monthly.

Repayment of principal and liquidated damages:

2. Payments shall be spread over 96 monthly installments starting at September 7, 1993. Each monthly installment should equal ____NT.

3. Interest shall be calculated at a 10% interest rate with 1.25% annual increment raise with the starting rate at 11.25%. The borrower agrees to adhere to Taiwan Cooperative Bank's interest rate changes and adjustments. Additionally, the borrower agrees to adhere to Taiwan Cooperative Bank's lender's interest rate increase schedule for automatic adjustments.

4. In the event that interest payments are not made in accordance to the above-described procedures, the interest rate will increase 10 percent if the payments are within 6 months delinquent and 20 percent if they exceed 6 months delinquency.

IV.   Processing Fee: Annual interest rate ____. _____ will be the monthly installment payment.

V.    Special Provisions

1. The borrower agrees to allocate the amount of ____ to the bank's treasury deposit account number _____ (account holder name______).

2. The monthly interest payments should be made via account transfer. They should not be made by personal checks or deposits. If a dispute occurs with a third party, the bank will not be involved with the dispute and no responsibility will be assigned to it. If the deposit account funds are insufficient to pay the monthly installment, the borrower promises to pay the amount due and either liquidated damages or the delinquent interest.

3. If the borrower fails to honor the contract by not paying the interest or installments, both the borrower and guarantor will forfeit any benefit from the loan. The unpaid amount of the loan will be paid off by the bank taking immediate action and collateral.

4. The borrower and guarantor promise to respect the each provision of the contract with the bank and hold the contract as part of the IOU.

Address: 29F., No.333, Sec. 1, Keelung Rd., Xinyi Dist., Taipei City 110,Taiwan

Related Guarantor: LO,FUN MING

Address: 29F., No.333, Sec. 1, Keelung Rd., Xinyi Dist., Taipei City 110,Taiwan

Related Guarantor: LIOU,JING REN

Address: No.7, Ln. 63, Dahushanzhuang St., Neihu Dist., Taipei City 114, Taiwan

Related Guarantor: CHEN,CUEI YUE

Address: 17樓F.-2, No.220, Anhe Rd., Zhonghe Dist., New Taipei City 235, Taiwan

August 7, 1991

I.     Loan amount- 40,000,000NT.

II.    Loan period- From August 7, 1991 to August 7, 1996.

III.   Interest Payment

1. Interest will be calculated starting from August 7, 1991. The first payment will be September 7, 1991, and from then on, interest shall be paid monthly.

Repayment of principal and liquidated damages:

2. Payments shall be spread over 48 monthly installments starting at September 7, 1992. Each monthly installment should equal ____NT.

3. Interest shall be calculated at a 10% interest rate with 1.25% annual increment raise with the starting rate at 11.25%. The borrower agrees to adhere to Taiwan Cooperative Bank's interest rate changes and adjustments. Additionally, the borrower agrees to adhere to Taiwan Cooperative Bank's lender's interest rate increase schedule for automatic adjustments.

4. In the event that interest payments are not made in accordance to the above-described procedures, the interest rate will increase 10 percent if the payments are within 6 months delinquent and 20 percent if they exceed 6 months delinquency.

IV.   Processing Fee: Annual interest rate ____. _____ will be the monthly installment payment.

V.    Special Provisions

1. The borrower agrees to allocate the amount of ____ to the bank's treasury deposit account number _____ (account holder name______).

2. The monthly interest payments should be made via account transfer. They should not be made by personal checks or deposits. If a dispute occurs with a third party, the bank will not be involved with the dispute and no responsibility will be assigned to it. If the deposit account funds are insufficient to pay the monthly installment, the borrower promises to pay the amount due and either liquidated damages or the delinquent interest.

3. If the borrower fails to honor the contract by not paying the interest or installments, both the borrower and guarantor will forfeit any benefit from the loan. The unpaid amount of the loan will be paid off by the bank taking immediate action and collateral.

4. The borrower and guarantor promise to respect the each provision of the contract with the bank and hold the contract as part of the IOU.

Address: 29F., No.333, Sec. 1, Keelung Rd., Xinyi Dist., Taipei City 110,Taiwan

Related Guarantor: LO,FUN MING

Address: 29F., No.333, Sec. 1, Keelung Rd., Xinyi Dist., Taipei City 110,Taiwan

Related Guarantor: LIOU,JING REN

Address: No.7, Ln. 63, Dahushanzhuang St., Neihu Dist., Taipei City 114, Taiwan

Related Guarantor: CHEN,CUEI YUE

Address: 17樓F.-2, No.220, Anhe Rd., Zhonghe Dist., New Taipei City 235, Taiwan

August 7, 1991